May 10, 2023

2023 Summary Prospectus
•	iShares iBonds Dec 2029 Term Muni Bond ETF* | IBMR | Cboe BZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.ishares.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated May 3, 2023, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
*The iShares iBonds Dec 2029 Term Muni Bond ETF may also conduct business as the iBonds Dec 2029 Term Muni Bond ETF.

iSHARES® iBONDS® DEC 2029 TERM MUNI BOND ETF
Ticker: IBMR	Stock Exchange: Cboe BZX
Investment Objective
The iShares iBonds Dec 2029 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2029.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.18%	None	None	0.18%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. Fund expenses (and any applicable waivers) are calculated only through December 15, 2029 because the Fund is scheduled to cease operations and liquidate by that date. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$18	$58

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is new, there is no reportable turnover.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2029 IndexTM (the “Underlying Index”), which is a market-value-weighted index that seeks to measure the performance of investment-grade (as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”)), tax-exempt, U.S. municipal bonds, reducing callable bonds before 2029, and only including non-callable bonds maturing in 2029. As of December 1, 2022, there were 8,201 issues in the Underlying Index.
The Underlying Index includes municipal bonds from issuers that are U.S. state, federal district (the District of Columbia), or local government or agency such that the interest on the bonds is exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). Bonds issued by U.S. territories and the Commonwealth of Puerto Rico are excluded from the Underlying Index. Each bond must have a rating of at least BBB- by S&P Global Ratings, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings, Inc. (except in the case of a pre-refunded/escrowed to maturity bond).
Each bond must be rated by at least one of the rating agencies. The Index Provider will use the lowest rating in determining if a bond is investment grade. In addition, each bond must have a minimum maturity par amount of $2 million to be eligible for inclusion in the Underlying Index. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $2 million as of each rebalancing reference date. All non-callable bonds in the Underlying Index will mature or be redeemed after December 31, 2028 and before December 2, 2029. Callable bonds are eligible subject to the following: (i) a final maturity date after December 31, 2028 and before December 2, 2029, and a next call date no sooner than two years prior to final maturity; or (ii) a final maturity up to four years after the index maturity year, if the next call date is within the index maturity range. Prior to the Underlying Index year of maturity, redeemed bonds are represented as cash until the subsequent monthly rebalancing date during which eligible bonds are added to the Underlying Index. In the Underlying Index year of maturity, bonds that mature or are pre-refunded in their respective year of maturity do not accrue interest past the maturity or pre-refund date. A bond is “pre-refunded” when the bond has been refunded to a call date prior to maturity. In other words, a holder of a “pre-refunded” bond receives all payments of interest and principal back on an earlier date then the stated maturity date of the bond. All payments related to the maturity or pre-refunding of a bond are reinvested in tax-exempt cash or cash equivalents for the duration of each month.
Outside of five years prior to the term of

the Fund, the Underlying Index will be market value weighted. Five years prior to the term of the Fund, monthly rebalances occurring in rolling two year periods will remove bonds with a maturity year outside the term of the Fund from the Underlying Index. Such rebalancing will begin with those bonds whose effective maturity date is furthest from that of the Underlying Index. Each two year period will remove bonds scheduled to mature in a specific year outside the term of the Fund. For example, bonds scheduled to mature in 2033 will be removed from the Underlying Index over the course of a two year period beginning in January 2024. As a result, as of January 1, 2029, the Underlying Index will not contain bonds with an effective maturity date later than December 2, 2029.
The Fund is a series of the iShares iBonds® fixed maturity series of bond exchange-traded funds (“ETFs”) sponsored by BlackRock, Inc. (“BlackRock”). The iBonds® fixed maturity series do not invest in U.S. savings bonds or other U.S. government bonds (except to the extent the funds hold cash equivalent instruments consistent with their investment objectives) and are not designed to provide protection against inflation. The Fund does not invest in U.S. federal government agency bonds.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index, in each case except during the last months of the Fund's operations, as described below. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income tax, the federal AMT and the federal Medicare contribution tax of 3.8% on “net investment income,” including dividends, interest and capital gains. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested in bonds but instead will be held in cash and cash equivalents, including, without limitation, shares of money market funds advised by BFA or its affiliates, AMT-free tax-exempt municipal notes, variable rate demand notes and obligations, tender option bonds and municipal commercial paper. These cash equivalents may not be included in the Underlying Index. By December 2, 2029, the Underlying Index is expected to consist entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund should not be confused with a target date fund, which has assets that are managed according to a particular investment strategy that converts fund assets to conservative investments over time.
The Underlying Index is sponsored by SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Index Provider relies on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included components.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features. Issuers of longer maturity securities may be more likely to call such securities as interest rates fall. As a result, the Fund's investment in certain callable securities maturing outside the term of the Fund may increase the likelihood that securities held by the Fund are called prior to December 2, 2029.
Concentration Risk. The Fund may be susceptible to loss due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular state, region, municipality, market, project type, industry, group of industries, or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Declining Yield Risk. During the final eleven months prior to the Fund's planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of municipal bonds of similar credit quality and maturity. Unlike a direct investment in municipal bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund's existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which would result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The historically low interest rate environment in recent years heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. The Fund invests in municipal bonds of issuers that are primarily state or local governments or agencies. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Fund shares.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes,

including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or are dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry. In the event of a default or insolvency, certain issuers of municipal bonds may be subject to proceedings other than those specified by U.S. bankruptcy laws, which may impact the Fund’s ability to ultimately recover assets.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with other funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures.
However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.”
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs UNTIL THE FUND REACHES SUFFICIENT SCALE.
Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because the bond market may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
As of the date of the Prospectus, the Fund has not commenced operations and therefore has no performance information to report.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since inception (2023).
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions primarily from net tax-exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an individual retirement account (“IRA”). Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
IS-SP-IBMR-0523
Investment Company Act file No.: 811-09729